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                                                                      EXHIBIT 99

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

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     I, Lon R. Greenberg, Chief Executive Officer, and I, Anthony J. Mendicino,
Chief Financial Officer, of UGI Corporation, a Pennsylvania corporation (the "Company"), hereby certify that:

     (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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CHIEF EXECUTIVE OFFICER                              CHIEF FINANCIAL OFFICER


/s/ Lon R. Greenberg                                 /s/ Anthony J. Mendicino
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Lon R. Greenberg                                     Anthony J. Mendicino

Date:  August 13, 2002                               Date:  August 13, 2002